UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 2, 2017 (May 24, 2017)
_______________________

Rockwell Collins, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16445	52-2314475
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

400 Collins Rd NE	52498
Cedar Rapids, Iowa	(Zip Code)
(Address of principal executive officers)

Registrant's telephone number, including area code: (319) 295-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐Emerging growth company

☐If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8. Other Events Disclosure.

On October 23, 2016, Rockwell Collins, Inc. (“Rockwell Collins”), Quarterback Merger Sub Corp. (“Quarterback”) and B/E Aerospace, Inc. (“B/E Aerospace”) entered into an Agreement and Plan of Merger pursuant to which B/E Aerospace would become a wholly-owned subsidiary of Rockwell Collins. Subsequent to the announcement of the merger, two class action lawsuits related to the proposed merger were filed in the Delaware Court of Chancery. B/E Aerospace and B/E Aerospace’s directors were named as defendants in both suits and Rockwell Collins and Quarterback were named as defendants in one of them. These lawsuits were consolidated for all purposes under the caption In re B/E Aerospace Stockholder Litigation, C.A. No. 12-957-VCS. In the operative pleading, plaintiffs generally alleged that B/E Aerospace’s directors breached their fiduciary duties to B/E Aerospace’s stockholders and that Rockwell Collins and Quarterback aided and abetted the alleged breaches. Plaintiffs sought various remedies, including enjoining the merger from being consummated, rescission of the merger if implemented, rescissory damages and plaintiffs’ costs and fees. Plaintiffs and defendants agreed on certain additional disclosures which were included in Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on January 10, 2017. Plaintiffs thereafter withdrew their pending motion to expedite proceedings and to preliminarily enjoin the stockholder vote on the merger.

The merger closed on April 13, 2017, and B/E Aerospace became a wholly owned subsidiary of Rockwell Collins, B/E Aerospace’s common stockholders received a combination of cash and stock in Rockwell Collins, and B/E Aerospace’s common stock was delisted from the NASDAQ. On March 16, 2017, the Delaware Court of Chancery approved a stipulation under which plaintiffs voluntarily dismissed the action with prejudice as to themselves and without prejudice as to the putative class members. The Court retained jurisdiction solely for the purpose of adjudicating plaintiffs’ counsel’s anticipated application for an award of attorneys’ fees and reimbursement of expenses in connection with the Proxy disclosures. The parties subsequently agreed to a payment made directly by Rockwell Collins to plaintiffs’ counsel in the total amount of $150,000 for attorneys’ fees and expenses in full satisfaction of their claim for attorneys’ fees and expense in the action. The Court of Chancery has not been asked to review, and will pass no judgment on, the payment of a fee or its reasonableness.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROCKWELL COLLINS, INC. (Registrant)

By:	/s/ Robert J. Perna
Robert J. Perna
Senior Vice President
General Counsel and Secretary

Dated: June 2, 2017